UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2020

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726		73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification No.)
6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)
	(405)	848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CHKAQ*	N/A*

* On July 20, 2020, the New York Stock Exchange (“NYSE”) filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist Chesapeake Energy Corporation’s (the “Company”) common stock, par value $0.01 per share (the “Common Stock”), from NYSE. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Common Stock under Section 12(b) of the Exchange Act, the Common Stock will remain registered under Section 12(g) of the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01   Regulation FD Disclosure.
Cleansing Material

As previously disclosed on June 28, 2020, Chesapeake Energy Corporation (“Chesapeake”) and certain of its subsidiaries (together with Chesapeake, the “Company”) filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Company’s Chapter 11 Cases are being jointly administered under the caption In re Chesapeake Energy Corporation.

On October 7, 2020, the Company entered into a confidentiality agreement (the “NDA”) with certain beneficial holders of its funded debt and equity (the “Holders”) (collectively, the “Holders”). Pursuant to the NDA, the Company agreed to publicly disclose certain information (the “Cleansing Material”) upon the occurrence of certain events set forth in the NDA. A copy of the Cleansing Material is attached to this Form 8-K as Exhibit 99.1.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward looking statements are statements other than statements of historical fact. They are generally identified by the words the words “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “may,” “should,” “could,” “will,” “would,” and “will be,” and variations of such words and similar expressions, although not all forward-looking statements contain these identifying words. They include statements regarding our current expectations or forecasts of future events, including matters relating to the continuing effects of the COVID-19 pandemic and the impact thereof on our business, financial condition and results of operations; actions by, or disputes among or between, members of OPEC+; market factors, market prices; our ability to meet debt service requirements; our expectations regarding the borrowing base under our revolving credit facility; our evaluation of strategic alternatives, cost-cutting measures, reductions in capital expenditures, refinancing transactions, capital exchange transactions, asset divestitures, operational efficiencies, future impairments, cost savings due to operational and capital efficiencies related to the WildHorse Merger; the operation or effects of the Section 382 Rights Plan and the use of NOLs to offset future taxable income. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Although we believe the expectations and forecasts reflected in the forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. They can be affected by inaccurate or changed assumptions or by known or unknown risks and uncertainties. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic and its effect on our business, financial condition, employees, contractors, vendors and the global demand for oil and natural gas and U.S. and world financial markets; the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court; the ability of the Company to negotiate, develop, confirm, and consummate the Plan; the effects of the Chapter 11 Cases on the Company’s liquidity or results of operations or business prospects; the effects of the Chapter 11 Cases on the Company’s business and the interests of various constituents; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; the Company’s ability to comply with the covenants under our revolving credit facility and other indebtedness and the related impact on our ability to continue as a going concern; the volatility of oil, natural gas and NGL prices, which are affected by general economic and business conditions, as well as increased demand for (and availability of) alternative fuels and electric vehicles; uncertainties inherent in estimating quantities of oil, natural gas and NGL reserves and projecting future rates of production and the amount and timing of development expenditures; the Company’s ability to replace reserves and sustain production; drilling and operating risks and resulting liabilities; the Company’s ability to generate profits or achieve targeted results in drilling and well operations; the limitations the Company’s level of indebtedness may have on our financial flexibility; the Company’s inability to access the capital markets on favorable terms; the availability of cash flows from operations and other funds to finance reserve replacement costs or satisfy the Company’s debt obligations; adverse developments or losses from pending or future litigation and regulatory proceedings, including royalty claims; legislative and regulatory initiatives addressing environmental concerns, including initiatives addressing the impact of global climate change or further regulating hydraulic fracturing, methane emissions, flaring or water disposal; terrorist activities and/or cyber-attacks adversely impacting the Company’s operations; effects of acquisitions and dispositions, including the Company’s acquisition of WildHorse and its ability to realize related synergies and cost savings; effects of purchase price adjustments and indemnity obligations; and other important risks, assumptions and other important factors that could cause actual results to differ materially from those expressed in the forward-looking statements and which are described under “Risk Factors” in Item 1A of Chesapeake’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and any updates to those factors set forth in Chesapeake’s subsequent quarterly reports on Form 10-Q or current reports on Form 8-K. Chesapeake undertakes no obligation to release publicly any revisions to any forward looking statements, to report events or to report the occurrence of unanticipated events.

Item 9.01   Exhibits.

(d)

Exhibit No.	Document Description
99.1	Cleansing Material.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President — General Counsel and Corporate Secretary
Date:     October 9, 2020